REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made by Cheung Laboratories, Inc., a Maryland corporation (the "Company"), for the benefit of the undersigned investor ("Investor", collectively, the "Investors"). This Agreement shall become effective upon acceptance and closing in respect of the related subscription for the Senior Secured Convertible Promissory Notes
("Notes") and the shares of common stock underlying the Notes, and the associated warrants to purchase common stock of the Company ("Warrants"). The Notes and the Warrants are collectively referred to herein as the "Securities." The common stock of the Company into which the Notes are convertible and the common stock issuable upon exercise of the Warrants shall be referred to herein collectively as the "Underlying Stock."

                                 R E C I T A L S

         A. The Investors desire to purchase from the Company, and the Company desires to issue and sell to the Investors, up to an aggregate of $1,505,000 in face amount of Notes and associated Warrants as described in the Confidential Offering Memorandum dated January 6, 1997 as amended June 12, 1997 and all of the Exhibits thereto (the "Offering Memorandum").

         B. As further inducement for the Investors to purchase the Notes and Warrants from the Company, the Company hereby undertakes to register under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), the Underlying Stock upon the first to occur of (i) six months after the Company effects a registration, or (ii) July 10, 1998, on any applicable form, of newly issued common stock at any time while the Investor holds the Notes, the Warrants, or some or all of the Underlying Stock. This Agreement sets forth the terms and conditions of such undertaking.

         The Company and the Investor agree as follows:

         1.       Definitions.  For purposes of this Agreement:

                  (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC").

                  (b) The term "Registerable Securities" means (i) the Underlying Stock, and (ii) any common stock of the Company issued as (or issuable upon the conversion or exercise of any convertible security, warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of any Note, Warrant, or any Underlying Stock, excluding in all cases, however, any Registerable Securities sold by a holder of such Registerable Securities in a transaction in which its registration rights under this Agreement are not assigned.

                  (c) The Investors and assignees with registration rights assigned to them pursuant to Section 8 of this Agreement may be referred to herein collectively as "Holders" of Registerable Securities and each may be referred to herein as a "Holder" of Registerable Securities.

         2.       Registration.

                  (a)  Automatic   Registration  Right  -  (i)  Subject  to  the

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         provisions of Section 3(a),  below and no earlier than six months after the final closing date (the "Closing Date") of a registered offering of the common stock of the Company to the general public covered by a registration statement under the Securities Act ("Public Offering"), the Company shall use good faith efforts to effect the registration under the Securities Act of all Registerable Securities; provided, however, that a Holder of Registerable Securities may inform the Company in writing that it wishes to exclude all or a portion of its Registerable Securities from such registration and upon such notice, such Registerable Securities shall be excluded from such registration.

                           (i) The  holders of a  majority  in  interest  of the
                  Registerable Securities shall have the right to select the managing underwriters, if any, and to approve the terms of the underwriting agreement in respect of such registration, subject to the approval of the Company, which shall not be unreasonably withheld.

                           (iii) The  Company  is  obligated  to use good  faith
                  efforts to effect only one such registration  pursuant to this
                  Section 2(a) of this Agreement.

                  (b)      Piggyback Registration
                           ----------------------

                           (i) On an  unlimited  number of  occasions  until the
                  third anniversary of the Closing of the Company's offering of the Notes and Warrants, and subject to the terms of this Agreement and excluding the Public Offering, in the event the Company decides to register any of its common stock (either for its own account or the account of a security holder or holders, other than in connection with a registration being effected pursuant to Section 2(a) above) on an SEC form (other than S-4 or S-8 or successor forms) that would be suitable for a registration involving Registerable Securities, the Company will: (x) promptly give each Holder of Registerable Securities written notice thereof (which shall include a list of jurisdictions in which the Company intends to qualify such securities under the applicable Blue Sky or other state securities laws) and (y) include in such registration (and in any related qualification under the Blue Sky laws or other state securities laws), and in any underwriting involved therein, all the Registerable Securities specified in a written request delivered to the Company by any Holder of Registerable Securities within 20 days after delivery of such written notice from the Company. Nothing contained in this
                  Section 2(b) shall limit the ability of the Company to withdraw a Registration Statement it has filed either before or after effectiveness.

                           (ii) If the  registration  of which the Company gives
                  notice pursuant to Section 2(b)(i) is for a registered public offering involving an underwriting, the Company shall so advise the Holders of Registerable Securities as a part of the written notice given pursuant to Section 2(b)(i). In such event the right of any Holder of Registerable Securities to registration shall be conditioned upon such underwriting and the inclusion of such Holders' Registerable Securities in such underwriting to the extent provided in this Section 2(b). All Holders of Registerable Securities proposing to distribute their securities through such an underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter's representative for such offering; provided that such holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 2(b).

                           (iii) In the event the  Underwriters'  representative
                  advises the Holders of Registerable Securities seeking registration of Registerable Securities pursuant to this
                  Section 2(b) in writing that market factors (including, without limitation, the aggregate number of shares of common stock requested to be registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to this registration) require a limitation


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                  of the number of shares to be underwritten,  the Underwriter's representative may exclude some or all Registerable Securities from such registration and underwriting. In such event, the Underwriters' representative shall so advise all Holders of
                  Registerable   Securities   of  the   number   of   shares  of
                  Registerable   Securities   that  may  be   included  in  such
                  registration and underwriting (if any), and the number of shares of Registerable Securities that may be included in such registration and underwriting (if any) shall be allocated among all holders seeking registration in proportion, as nearly as practicable, to the number of shares proposed to be included in the registration by the Holder. The number of shares of Registerable Securities to be included in such underwriting shall not be reduced unless all other securities (other than those sold by the Company) are similarly limited from the underwriting. No Registerable Securities or other securities excluded from the underwriting by reason of this
                  Section 2(b) shall be included in such Registration Statement.

                           (iv) If any Holder of Registerable  Securities,  or a
                  holder of other securities entitled (upon request) to be included in such registration, disapproves of the terms of any underwriting, such Holder may elect to withdraw therefrom by written notice to the Company delivered at least 20 days prior to the effective date of the Registration Statement.

         3. Obligations of the Company. When required under this Agreement to effect the registration of the Registerable Securities, the Company shall, as expeditiously as reasonably possible, use good faith efforts to:

                  (a) Prepare and file with the SEC a registration statement or statements or similar documents (the "Registration Statement") with respect to all Registerable Securities, other than any Registerable Securities excluded by Holders of Registerable Securities pursuant to
         Section 2(a). The Registration Statement shall be filed not later than six months after the Closing of the Public Offering and the Company will use good faith efforts to cause such Registration Statement to become effective. The Company will use good faith efforts to keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the third anniversary of the final closing date of the Company's offering of Notes and Warrants to the Investors, or (ii) the date on which all Investors can sell any of the Registerable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144(e) thereof; provided, however, that if a public offering of common stock by the Company is closed on a date that is more than two years following the first date each Holder of Registerable Securities held such Registerable Securities, the Company shall have no obligation to file a Registration Statement in respect of such Registerable Securities pursuant to this Agreement, except pursuant to Section 2(b).

                  (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration
         Statement and the Prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until the earlier of (i) the third anniversary of the final closing date of the Company's offering of the Notes and Warrants, or (ii) the date on which all Investors can sell their respective shares of Registerable Securities pursuant to Rule 144 of the Securities Act without restriction under Rule 144(e) thereof, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

                  (c) Furnish promptly to the Holders of Registerable Securities such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Holders of Registerable Securities may reasonably request in order to facilitate the disposition of Registerable Securities.

                  (d)  Register  and  qualify  the  securities  covered  by  the


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         Registration  Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investors and prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other
         actions  as  may  be  necessary  to  maintain  such   registration  and
         qualification in effect at all times until the earlier of (i) the third anniversary of the final closing date of the Company offering of the Notes and Warrants, or (ii) the date on which all Investors can sell their respective shares of Registerable Securities pursuant to Rule 144 of the Securities Act with out restriction under Rule 144(e) thereof, and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to provide any undertaking or make any change in its charter or bylaws which the Board of Directors determines to be contrary to the best interest of the Company and its stockholders.

                  (e) In the event the holders of a majority in interest of the Registerable Securities select underwriters for the offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering. The Investors shall also enter into and perform their customary obligations under any such agreement including, without limitation, customary indemnification and contribution obligations.

                  (f) Notify the Holders of Registerable Securities, at any time when a prospectus relating to Registerable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

                  (g) Notify the Holders of Registerable Securities of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for the purposes. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                  (h) Permit a single firm of counsel designated as selling stockholders' counsel by the holders of a majority in interest of the Registerable Securities commencing at a reasonable period of time prior to their filing, to review the Registration Statement and all amendments and supplements thereto and shall not file any document in a form to which such counsel reasonably objects.

                  (i) Make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                  (j) At the request of the Holders of Registerable Securities, furnish to the underwriters on the date that Registerable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.


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                  (k)  Make   available   for   inspection  by  the  Holders  of
         Registerable Securities, any underwriters participating in the offering pursuant to the registration and the counsel, accountants or other agents retained by the Investors, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Investors in connection with the registration.

                  (l) If the Common Stock is then listed on a national securities exchange, cause the Registerable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, use good faith efforts to facilitate the reporting of the Common Stock on NASDAQ.

                  (m) Provide a transfer agent and registrar, which may be a single entity, for the Registerable Securities not later than the effective date of the Registration Statement.

                  (n) Take all actions necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registerable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Holders of such Registerable Securities or any underwriters may reasonably request.

                  (o) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registerable Securities pursuant to the Registration Statement.

         4. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding itself, the Registerable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registerable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

         5. Expenses of Registration. All expenses incurred in connection with registration, filings or qualifications pursuant to Sections 2 and 3, including without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the Investors shall be borne by the Company (except in the case of the automatic registration pursuant to Section 2(a) for which underwriter discounts and commissions shall not be borne by the Company).

         6. Indemnification. In the event any Registerable Securities are included in a Registration Statement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor, the directors, employees, agents and the officers of the Company, each person who signs the Registration Statement, and each person, if any, who controls any of them, any underwriter (as defined in the Securities Act) for such Holders of Registerable Securities and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arising out of or based upon any of the following statements, omissions or violations
         (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or
         (iii)  any  violation  or  alleged  violation  by  the  Company  of the


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         Securities Act, the 1934 Act, any state  securities laws or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities laws; and the Company will reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such
         loss,  claim,  damage,  liability,  action  or  proceeding;   provided,
         however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investors or any such underwriter or controlling person, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investors or any such underwriter or controlling person and shall survive the transfer of the Registerable Securities by the Holders of Registerable Securities.

                  (b) To the extent permitted by law, each Holder of Registerable Securities, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement of any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages of liabilities (joint or several) to which any of them may become subject, under the Securities Act, the 1934 Act of other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder of Registerable Securities expressly for use in connection with such registration; and such Holder of Registerable Securities will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder of Registerable Securities, which consent shall not be unreasonably withheld; and provided, further, that the Investor shall be liable under this paragraph for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds to such Investor as a result of the sale of Registerable Securities pursuant to such registration.

                  (c) Promptly after receipt by an indemnified  party under this
         Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
         Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, than an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party, would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6. The indemnification required by this Section


                                      C-6

         6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred.

                  (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 6 to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Section 6,
         (ii) no seller of Registerable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registerable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registerable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registerable Securities.

         7. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders of Registerable Securities the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

                  (c) furnish to each Holder of Registerable Securities, so long as such Holder of Registerable Securities owns any Registerable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and )iii) such other information as may be reasonably requested in availing the Investors of any rule or regulation of the SEC which permits the selling of any such securities without registration.

         8. Assignment of Registration Rights. The rights to have the Company register Registerable Securities pursuant to this Agreement may be assigned by the Holders of Registerable Securities, subject to the Holders of such Registerable Securities and such assignment being in compliance with the terms of this Agreement and any agreements incorporated herein, and subject to such assignment being in conformity with federal and state securities law, rules and regulations, unless exempt therefrom; to transferees or assignees, of such securities provided such transferee or assignee within a reasonable time after such transfer, furnishes the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The term "Investor" as used in this Agreement shall include permitted assignees.

         9.       Miscellaneous.
                  --------------

                  (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return-receipt request, addressed (i) if to the Company at Cheung Laboratories, Inc. c/o Augustine Cheung, PhD., Chairman of the Board and Chief Executive

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

         Office at 10220-I Old Columbia Road, Columbia, Maryland 21046-1705, and
         (ii) if to an Investor, at the address set forth under his name in the Subscription Agreement, or at such other address as each such party shall furnish by notice given in accordance with this Section 9(a).

                  (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right to remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

                  (c) The Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Maryland, as such laws are applied by Maryland courts to agreements entered into and to be performed in Maryland by and between residents of Maryland. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  (d) The Company will not, after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders of Registerable Securities in this Agreement or otherwise conflicts with the provisions hereof.

                  (e) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of shares of the Registerable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof with respect to a matter which relates exclusively to the rights of Holders of Registerable Securities whose securities are being sold pursuant to a Registration Statement and which does not directly or indirectly affect the rights of other Holders of Registerable Securities may be given by the holders of a majority of the shares of the Registerable Securities being sold by such holders, provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (f) Subject to Section 8 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registerable Securities.

                  (g) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts and by facsimile signatures, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold in connection with the Offering. This Agreement supersedes all prior agreements and understanding between the parties with respect to such subject matters.

Dated this ____ day of __________ 19_____.

INVESTOR:                          CHEUNG LABORATORIES, INC.



__________________                 By: _________________________________________
Signature




__________________                 Title: ______________________________________
Printed Name


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